Exhibit 99.1

Microtune Files 10-K Report on Fiscal Year 2002 Results;

Company Also Issues Its 10-Q Report for Q1, 2003

PLANO, Texas—July 31, 2003—Microtune(R), Inc. announced today that it has filed its Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the three months ended March 31, 2003.

In February 2003, the Company’s Audit Committee, under the direction of its Board of Directors, retained John M. Fedders, a former Director of the Division of Enforcement of the Securities and Exchange Commission, as independent counsel to inquire into the events related to negative adjustments to preliminarily recorded revenue for products shipped in the third and fourth quarters of 2002. The inquiry was subsequently expanded to cover all of 2001 and 2002, and concluded in July 2003.

The inquiry concluded that in certain instances the Company recognized revenue earlier than appropriate under accounting principles generally accepted in the United States (GAAP). On April 29, 2003, based on preliminary findings of the inquiry, the Board determined to restate the Company’s previously reported financial statements for 2001 and for quarters ended September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002. Based on the preliminary findings, the Board also determined to revise financial results that were reported via a press release on February 20, 2003, and a related current report on Form 8-K filed with the SEC.

The Board’s determinations are based upon summary findings from the inquiry set forth below:

•	The Company shipped product to customers at the end of quarters in excess of orders received at the time of shipment, including shipments of unfinished product. It recognized revenue for these shipments even though it had not received purchase orders for the product shipped.

•	The Company granted extended payment terms, including “flexible payment terms,” to customers, including customers who were delinquent in their obligations. The Company recognized revenue despite collections of the related accounts receivable being questionable, and reserves were not established.

•	The Company granted “price protection” arrangements to distributors whereby (a) profits were guaranteed and (b) credits were promised to the Company’s distributors if the product was resold for less than what the Company was to be paid. While “price protection” arrangements are not improper, the Company recognized revenue when it should not have been under GAAP.

•	The Company granted rights of return, or extraordinary stock rotation privileges, to distributors. These included the right to return any product not sold. Despite these rights of return, it recognized revenue at the time of shipment.

In addition, in preparing its restated financial statements, the Company determined that, in some cases, it recognized revenue in the wrong quarter because delivery of products was not in accordance with customers’ shipping terms and shipment had been made to a third party warehouse rather than to the customer.

Financial Results Summary

Financial Results Summary for the Quarter ended March 31, 2003:

•	Revenue for the quarter ended March 31, 2003 was $12.6 million, a decrease of 31.1% as compared to $18.3 million (restated) for the first quarter of 2002 and an increase of 5.0% compared to $12.0 for the fourth quarter of 2002.

•	Gross Margin was 17.6% as compared to 38.7% (restated) for the first quarter of 2002 and compared to a gross loss margin of (103.1)% for the fourth quarter of 2002.

•	Research and Development expense in the first quarter of 2003 was $7.8 million, a decrease of 33.3% as compared to $11.7 million (restated) for the same period in 2002 and a decrease of 19.6% compared to $9.7 million for the fourth quarter of 2002.

•	Cash balance was $96.7 million on March 31, 2003, as compared to $164.2 million (restated) on March 31, 2002 and $106.3 million on December 31, 2002.

Q2 Conference Call

The Company will hold a conference call to announce its financial results for the quarter ended June 30, 2003 in mid-August.

About Microtune

Microtune, Inc. is a silicon and subsystems company that designs and markets radio frequency (RF)-based solutions for the worldwide broadband communications and transportation electronics markets. Inventors of the MicroTuner(TM) single-chip broadband tuner, the Company offers a portfolio of advanced tuner, amplifier, and transceiver products that enable the delivery of information and entertainment across new classes of consumer electronics devices. The Company currently holds 25 U.S. patents for its technology, with approximately 50 applications pending approval that span its RF products, containing more than 2000 supporting claims. Founded in 1996, Microtune is headquartered in Plano, Texas, with key design and sales centers located around the world. The web site is www.microtune.com.

Microtune Forward Looking Statement

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally accompanied by words such as “plan”, “if”, “estimate”, “expect”, “believe”, “could”, “would”, “anticipate”, “may”, or other words that convey uncertainty of future events or outcomes. These forward-looking statements and other statements made elsewhere in this release are made in reliance on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ include the Company’s ability to successfully prosecute, defend and win the lawsuits and the ability of the Company to recover the actual costs of the litigation, any of which may cause the Company’s financial results to fluctuate. Readers are referred to the reports and documents filed by Microtune with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended December 31, 2002 and Form 10Q for the quarter ended March 31, 2003.

MICROTUNE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Year Ended December 31,
	2002	2001	2000
	(Restated—Note 2)
Net revenue	$65,806	$55,528	$70,829
Cost of revenue	57,888	40,547	46,369

Gross margin	7,918	14,981	24,460
Operating expenses:
Research and development:
Stock option compensation	10,522	2,199	1,360
Other	36,832	17,551	13,472

	47,354	19,750	14,832
Acquired in-process research and development	—	34,106	12,692
Selling, general and administrative:
Stock option compensation	2,874	1,875	2,838
Other	21,238	15,683	16,443

	24,112	17,558	19,281
Restructuring costs	11,383	3,013	—
Amortization of intangible assets and goodwill	11,178	8,011	8,414
Impairments of intangible assets and goodwill	97,616	—	—

Total operating expenses	191,643	82,438	55,219
Loss from operations	(183,725)	(67,457)	(30,759)
Other income (expense):
Interest income	2,828	3,092	2,727
Foreign currency, net	(1,406)	(2,103)	(2,451)
Other	(46)	(933)	723

Loss before provision (benefit) for income taxes	(182,349)	(67,401)	(29,760)
Income tax expense (benefit)	513	(182)	2,034

Net loss	$(182,862)	$(67,219)	$(31,794)

Basic and diluted loss per common share	$(3.50)	$(1.67)	$(1.57)

Weighted-average shares used in computing basic and diluted loss per common share	52,291	40,277	20,229

MICROTUNE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	December 31,
	2002	2001
		(Restated— Note 2)
Assets
Current assets:
Cash and cash equivalents	$106,278	$173,149
Accounts receivable, net	7,625	10,479
Inventories	11,852	10,150
Other current assets	2,008	3,017

Total current assets	127,763	196,795

Property and equipment, net	17,805	19,269
Intangible assets, net	10,599	64,136
Goodwill, net	—	51,040
Other assets and deferred charges	929	1,113

Total assets	$157,096	$332,353

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,681	$7,856
Accrued compensation	1,434	2,355
Accrued expenses	15,009	13,098

Total current liabilities	25,124	23,309
Other non-current liabilities	1,283	2,286
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized—25,000 shares Issued and outstanding shares—none	—	—
Common stock, $0.001 par value
Authorized—150,000 shares Issued and outstanding shares—49,917 and 52,737 respectively	50	53
Additional paid-in capital	437,787	450,081
Unearned stock compensation	(8,865)	(28,317)
Loans receivable from stockholders	(397)	(35)
Accumulated other comprehensive loss	(988)	(988)
Accumulated deficit	(296,898)	(114,036)

Total stockholders’ equity	130,689	306,758

Total liabilities and stockholders’ equity	$157,096	$332,353

Microtune, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2003	2002- Restated
Net revenue	$12,622	$18,264
Cost of revenue	10,401	11,189

Gross margin	2,221	7,075
Operating expenses:
Research and development:
Stock option compensation	1,205	2,577
Other	6,565	9,077

	7,770	11,654
Selling, general and administrative:
Stock option compensation	413	758
Other	6,447	5,260

	6,860	6,018
Restructuring costs	1,403	54
Amortization of intangible assets	1,081	2,684

Total operating expenses	17,114	20,410

Loss from operations	(14,893)	(13,335)
Other income (expense):
Interest income	412	821
Foreign currency losses, net	(150)	(348)
Other	78	(118)

Loss before provision for income taxes	(14,553)	(12,980)
Income tax expense	163	71

Net loss	$(14,716)	$(13,051)

Basic and diluted loss per common share	$(0.30)	$(0.25)

Weighted-average shares used in computing basic and diluted loss per common share	49,773	52,389

Microtune, Inc.

Consolidated Balance Sheets

(In thousands, except per share data)

(unaudited)

	March 31, 2003	December 31, 2002
Current assets:
Cash and cash equivalents	$96,727	$106,278
Accounts receivable, net	6,920	7,625
Inventories	6,986	11,852
Other current assets	8,178	2,008

Total current assets	118,811	127,763

Property and equipment, net	12,814	17,805
Intangible assets, net	9,636	10,599
Other assets and deferred charges	928	929

Total assets	$142,189	$157,096

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,611	$8,681
Accrued compensation	1,547	1,434
Accrued expenses	12,752	15,009

Total current liabilities	22,910	25,124

Other non-current liabilities	1,575	1,283
Commitments and contingencies

Stockholders’ equity	117,704	130,689

Total liabilities and stockholders’ equity	$142,189	$157,096

Quarterly Financial Information

The following table presents our quarterly financial information for each of the quarters in the years ended December 31, 2002, and 2001.

	2002
	Dec. 31	September 30
		(Reported)	(Restated)
Consolidated Statements of operations data:
(in thousands, except per share data)
Net revenue	$11,965	$24,003	$13,543
Cost of revenue	24,297	15,098	8,311

Gross margin	(12,332)	8,905	5,232
Operating expenses:
Research and development:
Stock option compensation	2,793	2,575	2,575
Other	6,864	9,729	9,729

	9,657	12,304	12,304
Acquired in-process research and development	—	—	—
Selling, general and administrative:
Stock option compensation	708	706	706
Other	5,102	5,906	5,906

	5,810	6,612	6,612
Restructuring costs	6,872	4,457	4,457
Amortization of intangible assets and goodwill	3,100	2,691	2,691
Impairment of intangible assets and goodwill	97,616	—	—

Total operating expenses	123,055	26,064	26,064

Loss from operations	(135,387)	(17,159)	(20,832)
Other income (expense)	852	(319)	(319)

Loss before income taxes	(134,535)	(17,478)	(21,151)
Income tax expense (benefit)	(271)	386	386

Net Loss	$(134,264)	$(17,864)	$(21,537)

Basic and diluted loss per common share	$(2.66)	$(0.33)	$(0.40)

	2002
	June 30		March 31
	(Reported)	(Restated)	(Reported)	(Restated)
Consolidated Statements of operations data:
(in thousands, except per share data)
Net revenue	$23,179	$22,034	$18,243	$18,264
Cost of revenue	14,801	14,091	11,450	11,189

Gross margin	8,378	7,943	6,793	7,075
Operating expenses:
Research and development:
Stock option compensation	2,577	2,577	2,577	2,577
Other	10,862	11,162	8,777	9,077

	13,439	13,739	11,354	11,654
Acquired in-process research and development	—	—	—	—
Selling, general and administrative:
Stock option compensation	702	702	758	758
Other	4,970	4,970	5,344	5,260

	5,672	5,672	6,102	6,018
Restructuring costs	—	—	54	54
Amortization of intangible assets and goodwill	2,703	2,703	2,684	2,684
Impairment of intangible assets and goodwill	—	—	—	—

Total operating expenses	21,814	22,114	20,194	20,410

Loss from operations	(13,436)	(14,171)	(13,401)	(13,335)
Other income (expense)	488	488	355	355

Loss before income taxes	(12,948)	(13,683)	(13,046)	(12,980)
Income tax expense (benefit)	327	327	71	71

Net Loss	$(13,275)	$(14,010)	$(13,117)	$(13,051)

Basic and diluted loss per common share	$(0.25)	$(0.26)	$(0.25)	$(0.25)

	2002
	Dec. 31	September 30
		(Reported)	(Restated)
Consolidated Balance sheet data:
(in thousands)
Accounts receivable, net	$7,625	$24,701	$13,999
Inventories	11,852	14,572	17,907
Total current assets	127,763	177,358	169,772
Total current liabilities	25,124	24,695	23,031
Accumulated deficit	(296,898)	(155,260)	(162,633)
Total stockholders’ equity	130,689	275,419	268,045

	2002
	June 30		March 31
	(Reported)	(Restated)	(Reported)	(Restated)
Consolidated Balance sheet data:
(in thousands)
Accounts receivable, net	$16,432	$11,842	$13,853	$9,768
Inventories	15,014	15,907	9,498	10,322
Total current assets	183,347	179,331	189,089	185,441
Total current liabilities	22,086	20,557	20,505	18,758
Accumulated deficit	(137,399)	(141,097)	(124,125)	(127,087)
Total stockholders’ equity	290,423	286,725	299,838	296,876

	2001
	December 31		September 30
	(Reported)	(Restated)	(Reported)	(Restated)
Consolidated Statements of operations data:
(in thousands, except per share data)
Net revenue	$15,976	$11,266	$15,015	$12,148
Cost of revenue	10,413	8,082	9,981	8,276

Gross margin	5,563	3,184	5,034	3,872
Operating expenses:
Research and development:
Stock option compensation	1,185	1,185	335	335
Other	6,235	5,635	4,383	4,383

	7,420	6,820	4,178	4,178
Acquired in-process research and development	34,106	34,106	—	—
Selling, general and administrative:
Stock option compensation	478	478	363	363
Other	4,296	4,385	3,180	3,180

	4,774	4,863	3,543	3,543
Restructuring costs	3,013	3,013	—	—
Amortization of intangible assets and goodwill	2,602	2,601	1,804	1,804
Impairment of intangible assets and goodwill	—	—	—	—

Total operating expenses	51,915	51,403	10,065	10,065

Loss from operations	(46,352)	(48,219)	(5,031)	(6,193)
Other income (expense)	(354)	(354)	(358)	(358)

Loss before income taxes	(46,706)	(48,573)	(5,389)	(6,551)
Income tax expense (benefit)	297	296	14	14

Net Loss	$(47,003)	$(48,869)	$(5,403)	$(6,565)

Basic and diluted loss per common share	$(1.09)	$(1.13)	$(0.14)	$(0.17)

	2001
	June 30	March 31
Consolidated Statements of operations data:
(in thousands, except per share data)
Net revenue	$14,455	$17,659
Cost of revenue	10,101	14,088

Gross margin	4,354	3,571
Operating expenses:
Research and development:
Stock option compensation	339	340
Other	3,579	3,954

	3,918	4,294
Acquired in-process research and development	—	—
Selling, general and administrative:
Stock option compensation	420	614
Other	4,249	3,869

	4,669	4,483
Restructuring costs	—	—
Amortization of intangible assets and goodwill	1,804	1,802
Impairment of intangible assets and goodwill	—	—

Total operating expenses	10,391	10,579

Loss from operations	(6,037)	(7,008)
Other income (expense)	(389)	1,157

Loss before income taxes	(6,426)	(5,851)
Income tax expense (benefit)	(185)	(307)

Net Loss	$(6,241)	$(5,544)

Basic and diluted loss per common share	$(0.16)	$(0.14)

	2001
	December 31		September 30
	(Reported)	(Restated)	(Reported)	(Restated)
Consolidated Balance sheet data:
(in thousands)
Accounts receivable, net	$14,580	$10,479	$10,297	$8,490
Inventories	9,401	10,150	9,855	10,501
Total current assets	200,725	196,795	93,740	91,960
Total current liabilities	25,310	23,309	13,781	13,944
Accumulated deficit	(111,008)	(114,036)	(64,004)	(65,167)
Total stockholders’ equity	309,786	306,758	120,749	119,586

	2001
	June 30	March 31
Consolidated Balance sheet data:
(in thousands)
Accounts receivable, net	$9,403	$11,190
Inventories	13,203	17,169
Total current assets	96,269	102,386
Total current liabilities	15,679	15,476
Accumulated deficit	(58,601)	(52,361)
Total stockholders’ equity	124,457	129,051

Editor’s Note: Microtune is a registered trademark and MicroTuner, MicroStreamer and VideoCaster are trademarks of Microtune, Inc.

CONTACT:	Microtune, Inc., Plano
Nancy A. Richardson, 972-673-1886
investor@microtune.com

or

Media
Kathleen Padula, 972-673-1811
kathleen.padula@microtune.com